SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 15, 2006

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (973) 305-8800

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item                1.01 Entry into a Material Definitive Agreement

(A)                  On August 15, 2006, the Compensation and Human Resources Committee of the Board of Directors of Valley National Bancorp (the “Bancorp”) approved Amendment No. 5 to the Valley National Bancorp Benefit Equalization Plan (“Amendment No. 5”). The primary purpose of Amendment No. 5 was to (i) amend the definition of “Compensation” such that Compensation includes bonus payments paid to a participant in a given calendar year and (ii) make a technical change to the definition of “Change in Control.” The amended definition of “Compensation” applies to all participants who are employed by the Bancorp on or after August 15, 2006, and if applicable, the amended definition of “Compensation” will apply for purposes of calculating Compensation for all years, including years prior to 2006.

                        In connection with the approval of Amendment No. 5, the form of Valley National Bancorp and Valley National Bank Benefit Equalization Plan Participation Agreement (the “Participation Agreement”) has also been amended in its entirety to reflect the amended definition of “Change in Control.”

                        The Compensation and Human Resources Committee at its August 15, 2006 meeting also approved Robert J. Mulligan's participation in the Valley National Bancorp Benefit Equalization Plan. Currently, Gerald H. Lipkin, Alan D. Eskow, Albert L. Engel, Robert M. Meyer and Peter Crocitto participate in the Valley National Bancorp Benefit Equalization Plan.

                      The Valley National Bancorp Benefit Equalization Plan and the four prior amendments thereto are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5. The above summary is qualified in its entirety by Amendment No. 5 and the Participation Agreement, which are attached hereto as Exhibits 10.6 and 10.7, respectively, and incorporated herein by reference.

(B)                  Valley National Bank and Bancorp (collectively, “Valley”) have entered into the following agreements, each dated as of August 15, 2006:

(i)	Amendment to the Amended and Restated Change in Control Agreement (dated as of November 30, 2004) with Gerald H. Lipkin;

(ii)	Amendment to the Amended and Restated Change in Control Agreement (dated as of November 30, 2004) with Alan D. Eskow;

(iii)	Amendment to the Amended and Restated Change in Control Agreement (dated as of November 30, 2004) with Albert L. Engel;

(iv)	Amendment to the Amended and Restated Change in Control Agreement (dated as of November 30, 2004) with Robert M. Meyer;

(v)	Amendment to the Amended and Restated Change in Control Agreement (dated as of November 14, 2005) with Peter Crocitto;

(vi)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Richard P. Garber;

(vii)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Kermit R. Dyke;

(viii)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Walter M. Horsting;

(ix)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Eric W. Gould;

(x)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Robert E. Farrell;

(xi)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Stephen P. Davey;

(xii)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Elizabeth E. DeLaney; and

(xiii)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Robert J. Mulligan.

                 The amendments to the Amended and Restated Change in Control Agreements of Messrs. Lipkin, Eskow, Engel, Meyer and Crocitto require Valley to provide additional payments under such agreements to such officers in the event such officers become subject to an excise tax as a result of noncompliance with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the amendments with respect to such officers authorize Valley to delay any scheduled payments to Messrs. Lipkin, Eskow, Engel, Meyer and Crocitto under their respective Amended and Restated Change in Control Agreements, the Valley National Bancorp Benefit Equalization Plan, and any other plan, contract or program if Valley determines that such delay is necessary to comply with the requirements of Section 409A of the Code. The scheduled payments may not be delayed more than six months after such officer’s separation from service, and interest is to be paid to such officer on the delayed payment based on the six month Treasury Bill rate in effect on the date when the payment is delayed. Such delayed payments, plus interest for the period of any such delay, shall be paid to the officer at the end of such period of delay.

                 The amendment to the Amended and Restated Change in Control Agreement of Mr. Lipkin also amends his rights to continuation of certain welfare benefit coverages following his termination of employment without cause or resignation for good reason. In such an event, Valley will pay Mr. Lipkin, within twenty (20) business days of his termination of employment, a lump sum amount equal to (i) one hundred twenty five percent (125%) of the aggregate COBRA premium amounts for three (3) years of health, hospitalization and medical insurance coverage for Mr. Lipkin and his spouse, minus (ii) the aggregate amount of any employee contribution that would have been required of Mr. Lipkin for such three (3) year period.

                 The amendments to the Amended and Restated Change in Control Agreements of Messrs. Eskow, Engel, Meyer and Crocitto also amend their respective rights to continuation of certain welfare benefit coverages following their respective termination of employment without cause or resignation for good reason. In such an event, Valley will pay such officers, within twenty (20) business days of their termination of employment, a lump sum amount equal to (i) one hundred twenty five percent (125%) of the aggregate COBRA premium amounts for three (3) years (or, if shorter, for the period of time up to such officer’s attainment of age 65) of health, hospitalization and medical insurance coverage for such officer and his spouse, minus (ii) the aggregate amount of any employee contribution that would have been required of such officer for such three (3) year period (or, if shorter, for the period of time up to such officer’s attainment of age 65). In addition, the amendment to the Amended and Restated Change in Control Agreement of Mr. Eskow also amends his rights to continuation of life and disability insurance coverage for a period of three (3) years (but not beyond the date he reaches age 65) following his termination of employment without cause or resignation for good reason.

                 The above summary is qualified in its entirety by Exhibits 10.8, 10.9, 10.10, 10.11 and 10.12 which are incorporated herein by reference.

                 The amendments to the Change in Control Agreements of Messrs. Garber, Dyke, Horsting, Gould, Farrell, Davey and Mulligan and Ms. DeLaney authorize Valley to delay any scheduled payments to such officers under their respective Change in Control Agreement, the Valley National Bancorp Benefit Equalization Plan, and any other plan, contract or program if Valley determines that such delay is necessary to comply with the requirements of Section 409A of the Code. The scheduled payments may not be delayed more than six months after such officer’s separation from service, and interest is to be paid to such officer on the delayed payment based on the six month Treasury Bill rate in effect on the date when the payment is delayed. Such delayed payments, plus interest for the period of any such delay, shall be paid to the officer at the end of such period of delay.

                 The amendments to the Change in Control Agreements of Messrs. Garber, Dyke, Horsting, Gould, Farrell, Davey and Mulligan and Ms. DeLaney also amend their respective rights to continuation of certain welfare benefit coverages following their respective termination of employment without cause or resignation for good reason. In such an event, Valley will pay such officers, within twenty (20) business days of their termination of employment, a lump sum amount equal to (i) one hundred twenty five percent (125%) of the aggregate COBRA premium amounts for the equivalent period of the lump sum payment (i.e., 1 or 2 years) of the medical and dental insurance coverage for such officer and his spouse, minus (ii) the aggregate amount of any employee contribution that would have been required of such officer for such period.

                 The above summary is qualified in its entirety by Exhibits 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, 10.19 and 10.20 which are incorporated herein by reference.

(C)           On August 15, 2006, Valley entered into a new Severance Letter Agreement (the “Lipkin Severance Agreement”) with Gerald H. Lipkin. Mr. Lipkin’s prior Severance Letter Agreement, dated August 17, 1994 (as amended on November 28, 2000), was terminated as of August 15, 2006.

                 The Lipkin Severance Agreement provides Mr. Lipkin with $600,000 per year in minimum combined benefits from Valley’s defined benefit pension plan and the Benefit Equalization Plan, and, to the extent necessary, from Valley, which represents a $300,000 increase per year in minimum combined benefits from his prior Severance Letter Agreement. If Mr. Lipkin dies before he begins receiving defined benefit pension benefits or if Mr. Lipkin’s spouse survives him, she will be entitled to a minimum survivor benefit of $400,000 per year for the rest of her life.

              In addition, the Lipkin Severance Agreement authorizes Valley (i) to provide additional payments to Mr. Lipkin in the event he becomes subject to an excise tax as a result of noncompliance with the provisions of Section 409A of the Code and (ii) to delay any payment of benefits under the Lipkin Severance Agreement if Valley determines that such delay is necessary to comply with the requirements of Section 409A of the Internal Revenue Code. The payment of benefits may be delayed until the six month anniversary of Mr. Lipkin’s separation from service, and interest is to be paid to Mr. Lipkin on the delayed payment based on the six month Treasury Bill rate in effect on the date when the payment is delayed. Such delayed payment, plus interest for the period of any such delay, shall be paid to Mr. Lipkin at the end of such period of delay.

                   In addition, the Lipkin Severance Agreement provides that following Mr. Lipkin’s retirement or termination of Mr. Lipkin’s employment by Valley or Mr. Lipkin for any reason, Valley will pay Mr. Lipkin a lump sum amount equal to one hundred twenty five percent (125%) of the aggregate COBRA premium amounts for health and dental benefits for Mr. Lipkin and his spouse through the age of 70. In his prior Severance Letter Agreement, Valley would have paid for health and dental benefits for Mr. Lipkin and his spouse through the age of 65, unless such benefits were provided to them by another party.

              The Lipkin Severance Agreement also provides that in the event Mr. Lipkin is terminated without cause, he will be entitled to a lump sum payment equal to twelve months of his annual salary at the time of termination, plus a fraction of the bonus paid to him in the previous year, where such fraction is the number of months of the current year during which he served before being terminated. However, Mr. Lipkin will not be entitled to such lump sum payment if (i) he is terminated for “cause” as defined in the Lipkin Severance Agreement, (ii) he dies or becomes disabled, (iii) he is paid a severance benefit pursuant to any change in control agreement or (iv) he attains the age of 70.

              In the event Mr. Lipkin dies while employed by Valley, his spouse or estate, as the case may be, will be entitled to an amount equal to twelve months of his annual salary at the time of this death, plus a fraction of the bonus paid to him in the previous year, where such fraction is the number of months of the current year during which he served before his death. Such amount will be payable in twelve monthly installments, provided, however, that the monthly installments will be reduced by any regular monthly benefits paid to Mr. Lipkin’s spouse in the twelve months after his death from Valley’s defined benefit pension plan and the Valley National Bancorp Benefit Equalization Plan.

              As partial consideration for Valley to enter into the Lipkin Severance Agreement, Mr. Lipkin agreed (i) to keep information about Valley and its business confidential and (ii) to not compete against Valley in any capacity during his employment with Valley and for a period of two years thereafter.

                 The above summary is qualified in its entirety by the Lipkin Severance Agreement, which is attached hereto as Exhibit 10.21 and incorporated herein by reference.

Item 1.02             Termination of a Material Definitive Agreement

                              On August 15, 2006, Valley and Gerald H. Lipkin terminated Mr. Lipkin’s Severance Letter Agreement, dated August 17, 1994 (as amended on November 28, 2000), when Valley and Mr. Lipkin entered into a new Severance Letter Agreement, dated as of August 15, 2006. The information provided under Item 1.01(C) of this report is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits

(c) Exhibits

10.1	Valley National Bancorp Benefit Equalization Plan.

10.2	Amendment No. 1 to Valley National Bancorp Benefit Equalization Plan.

10.3	Amendment No. 2 to Valley National Bancorp Benefit Equalization Plan.

10.4	Amendment No. 3 to Valley National Bancorp Benefit Equalization Plan.

10.5	Amendment No. 4 to Valley National Bancorp Benefit Equalization Plan.

10.6	Amendment No. 5 to Valley National Bancorp Benefit Equalization Plan.

10.7	Form of Valley National Bancorp and Valley National Bank Benefit Equalization Plan Participation Agreement.

10.8	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Gerald H. Lipkin.

10.9	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Alan D. Eskow.

10.10	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Albert L. Engel.

10.11	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert M. Meyer.

10.12	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Peter Crocitto.

10.13	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Richard P. Garber.

10.14	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Kermit R. Dyke.

10.15	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Walter M. Horsting.

10.16	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Eric W. Gould.

10.17	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert E. Farrell.

10.18	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Stephen P. Davey.

10.19	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Elizabeth E. DeLaney.

10.20	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert J. Mulligan.

10.21	Severance Letter Agreement, dated as of August 15, 2006, between Valley National Bank, Valley National Bancorp and Gerald H. Lipkin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2006	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Valley National Bancorp Benefit Equalization Plan.

10.2	Amendment No. 1 to Valley National Bancorp Benefit Equalization Plan.

10.3	Amendment No. 2 to Valley National Bancorp Benefit Equalization Plan.

10.4	Amendment No. 3 to Valley National Bancorp Benefit Equalization Plan.

10.5	Amendment No. 4 to Valley National Bancorp Benefit Equalization Plan.

10.6	Amendment No. 5 to Valley National Bancorp Benefit Equalization Plan.

10.7	Form of Valley National Bancorp and Valley National Bank Benefit Equalization Plan Participation Agreement.

10.8	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Gerald H. Lipkin.

10.9	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Alan D. Eskow.

10.10	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Albert L. Engel.

10.11	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert M. Meyer.

10.12	Amendment, dated as of August 15, 2006, to the Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Peter Crocitto.

10.13	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Richard P. Garber.

10.14	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Kermit R. Dyke.

10.15	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Walter M. Horsting.

10.16	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Eric W. Gould.

10.17	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert E. Farrell.

10.18	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Stephen P. Davey.

10.19	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Elizabeth E. DeLaney.

10.20	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert J. Mulligan.

10.21	Severance Letter Agreement, dated as of August 15, 2006, between Valley National Bank, Valley National Bancorp and Gerald H. Lipkin.